SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Amendment: September 30, 1996

                            MEDICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                          (State of other jurisdiction)

          0-20440                                        13-3584552
 (Commission File Number)                   (I.R.S. Employer Identification No.)

155 State Street, Hackensack, New Jersey                   07601
Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (201) 488-6230

                                      N/A

          (Former name and former address, if changed since last report)

- --------------------------------------------------------------------------------

                                AMENDMENT NO. 1

           The undersigned registrant hereby amends its Current Report on Form 8-K dated August 30, 1996 to add Item 7 as set forth herein.

Item 7    Financial Statements and Exhibits

          (b)  Unaudited Pro Forma Combined Financial Statements

     The following unaudited pro forma combined financial statements include an unaudited pro forma combined balance sheet of Medical Resources, Inc. (the "Company" or "Medical Resources"), (the "Unaudited Pro Forma Combined Balance Sheet") as of June 30, 1996, an unaudited pro forma combined statement of operations for the year ended December 31, 1995 (the "Unaudited Pro Forma Combined Statement of Operations") and an unaudited pro forma combined statement of operations for the six months ended June 30, 1996 (the "Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1996"). These unaudited pro forma combined financial statements include historical amounts for Medical Resources and NMR of America, Inc. ("NMR") adjusted to reflect the acquisition of NMR by a wholly owned subsidiary of the Company (the "NMR Acquisition") and other historical acquisitions of both companies as described below.

     Medical Resources' historical acquisitions during the year ended December 31, 1995 and six months ended June 30, 1996 included New England MRI, Inc. and PCC Imaging, Inc., which were effective on May 26, 1995 and June 19, 1995, respectively, MRI-CT, Inc. which was effective on January 9, 1996, Nurse Care Plus, Inc. which was effective on January 12, 1996, Americare Imaging Centers, Inc. and MRI Associates of Tarpon Springs, Inc. which were effective on April 19, 1996, Access Imaging Center, Inc. which was effective on April 30, 1996 and We Care-Allied Health Care, Inc. which was effective on June 28, 1996.

     NMR's historical acquisitions during its fiscal year ended March 31, 1996 included Morgan Medical Holdings, Inc. and Central Diversey MRI Center, Inc., which were effective on September 15, 1995 and January 1, 1996,respectively.

     Medical Resources' fiscal year end is December 31 and NMR's fiscal year end is March 31. Accordingly, the Unaudited Pro Forma Combined Statement of Operations has been presented as if the NMR Acquisition and the historical acquisitions by Medical Resources had occurred on January 1, 1995 and as if the historical acquisitions by NMR had occurred on April 1, 1995. The Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1996 has been prepared on the basis that the NMR Acquisition and the other historical acquisitions by Medical Resources occurred as of January 1, 1996. For purposes of presenting the Unaudited Pro Forma Combined Balance Sheet, the NMR Acquisition is considered to have occurred on June 30, 1996. NMR made no acquisitions subsequent to January 1, 1996. The NMR Acquisition was accounted for under the purchase method of accounting and, therefore, these statements are prepared on such a basis.

     These unaudited pro forma combined financial statements do not purport to be indicative of the actual financial position or results of operations that would have been achieved had the transactions been consummated on such date, or at the beginning of the periods, for which the unaudited pro forma combined financial statements are presented, nor do they purport to be indicative of future operating results or financial position of the combined entity.

     The following unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of Medical Resources and NMR included in the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 27, 1996, certain data and notes normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted, and the notes to the Unaudited Pro Forma Combined Financial Statements.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                  June 30, 1996
                                 (In thousands)

                                                                                                   Medical
                                                                                                  Resources
                                                       Medical                                       and
                                                      Resources       NMR                            NMR
                                                       June 30,     June 30,      Pro Forma       Pro Forma
                                                        1996        1996(1)      Adjustments      Combined
                                                      ---------     -------      -----------      --------
Cash and cash equivalents .........................   $   8,015    $   2,362    $  (1,168)(A)   $   7,984
                                                                                   (1,225)(B)
Short-term investments ............................        --          1,830                        1,830
Accounts receivable, net ..........................      18,645       14,947                       33,592
Other assets ......................................       4,491        1,302                        5,793
                                                      ---------    ---------    ---------       ---------
  Total current assets ............................      31,151       20,441       (2,393)         49,199

Medical diagnostic and office equipment, net ......      14,437       14,007       (2,908)(C)      25,536
Goodwill, net .....................................      17,707       10,660      (10,660)(D)      52,990
                                                                                   35,283 (E)
Other assets ......................................       3,520        1,424        1,409 (F)       5,374
                                                                                     (830)(G)
                                                                                     (149)(J)
                                                      ---------    ---------    ---------       ---------
  Total assets ....................................   $  66,815    $  46,532    $  19,752       $ 133,099
                                                      =========    =========    =========       =========

Current portion of notes payable ..................   $   1,835    $   4,591                    $   6,426
Current portion of obligations under capital leases       4,511          604                        5,115
Line of credit ....................................       4,325         --                          4,325
Accounts payable and accrued expenses .............       5,572        4,449                       10,021
Other current liabilities .........................       1,525         --      $   2,054 (H)       3,579
Income taxes payable ..............................         469         --                            469
                                                      ---------    ---------    ---------       ---------
  Total current liabilities .......................      18,237        9,644        2,054          29,935
Notes payable .....................................       4,870       10,012                       14,882
Obligations under capital leases ..................       8,455        1,009                        9,464
Convertible debentures ............................       7,260        1,891                        9,151
Other long-term liabilities .......................       1,097        2,328                        3,425
                                                      ---------    ---------    ---------       ---------
  Total liabilities ...............................      39,919       24,884        2,054          66,857

Common stock ......................................          91           67          (67)(I)         136
                                                                                       45 (E)
Common stock to be issued .........................       1,721         --                          1,721
Additional paid in capital ........................      27,897       17,073      (17,073)(I)      67,198
                                                                                   39,301 (E)
Retained (deficit) earnings .......................      (1,394)       6,220       (6,220)(I)      (1,394)
Treasury stock ....................................      (1,419)      (1,712)       1,712 (I)      (1,419)
                                                      ---------    ---------    ---------       ---------
  Total stockholders' equity ......................      26,896       21,648       17,698          66,242
                                                      ---------    ---------    ---------       ---------
  Total liabilities and stockholders' equity ......   $  66,815    $  46,532    $  19,752       $ 133,099
                                                      =========    =========    =========       =========

- ----------
(1) As reclassified to conform with the Company's presentation of financial information.

            See Accompanying Notes (A) to (I) to Unaudited Pro Forma
                       Combined Financial Statements

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

                      (In thousands, except per share data)

                                                                                                                       Medical
                                                                                                                      Resources/
                                                                                                                         NMR
                                                                                                                       Combined
                                                                                                                         and
                                                                            Medical        Medical                     Medical
                                     Medical                               Resources      Resources        NMR        Resources/
                                    Resources       NMR                       and         Historical    Historical       NMR
                                    Year Ended   Year Ended                   NMR        Acquisitions  Acquisitions   Historical
                                    December 31,  March 31,   Pro Forma     Pro Forma     Pro Forma     Pro Forma    Acquisitions
                                        1995       1996(1)   Adjustments    Combined      Adjustments   Adjustments   Pro Forma
                                    ------------  ---------   ---------     ---------     ---------     ---------    ------------
Net service revenues ..............   $ 51,994    $ 23,957   $ (1,791)(a)   $ 74,307      $ 22,122(j)   $  3,467(m)   $ 99,896
                                                                  147 (b)

Operating costs, excluding
  interest, depreciation and
  amortization ....................     31,564      13,125     (1,754)(a)     42,935        15,107(j)      1,641(k)     59,683

Provision for uncollectible
 accounts receivable ..............      3,378        --        3,378          1,045(j)      4,423

Corporate general and
 administrative ...................      4,978       2,916        356 (c)      8,250         2,480(j)        344(k)     11,074

Depreciation and amortization .....      4,567       3,094       (532)(a)      8,049         2,438(j)        408(k)     10,895
                                                                 (420)(d)
                                                                1,764 (e)
                                                                  (60)(f)
                                                                 (364)(g)
                                      --------    --------   --------       --------      --------      --------      --------
  Operating income ................      7,507       4,822       (634)        11,695         1,052         1,074        13,821

Interest expense ..................      1,829       1,678       (518)(a)      2,989           301(j)        356(k)      3,646
                                      --------    --------   --------       --------      --------      --------      --------

Income from continuing
 operations before minority
 interest and taxes ...............      5,678       3,144       (116)         8,706           751           718        10,175

Minority interest .................       (124)        411       --              287          --            --             287
                                      --------    --------   --------       --------      --------      --------      --------

Income from continuing
 operations before income
 taxes ............................      5,802       2,733       (116)         8,429           751           718         9,888

Income taxes ......................      1,659         956        (46)(h)      2,569           300(j)        238(k)      3,107
                                      --------    --------   --------       --------      --------      --------      --------

Income from continuing
 operations .......................   $  4,143    $  1,777   $    (70)      $  5,851      $    451      $    480      $  6,781
                                      ========    ========   ========       ========      ========      ========      ========

Earnings per share:
 Primary(2) .......................   $   0.53    $   0.30                  $   0.50                                  $   0.51
                                      ========    ========                  ========                                  ========

Weighted average shares
 outstanding ......................      7,785       5,870      4,036 (i)     11,820         1,092(l)        378(m)     13,291
                                      ========    ========   ========       ========      ========      ========      ========

- ----------
(1) As reclassified to conform with the Company's presentation of financial information.

(2)  Fully diluted earnings per share equals primary earnings per share.

            See Accompanying Notes (a) to (m) to Unaudited Pro Forma
                       Combined Financial Statements

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         Six Months Ended June 30, 1996

                      (In thousands, except per share data)

                                                                                                            Medical
                                                                                                         Resources/NMR
                                                                                             Medical        Combined
                                                                               Medical      Resources      and Medical
                                          Medical                             Resources     Historical      Resources
                                         Resources    NMR                      and NMR     Acquisitions    Historical
                                         June 30,   June 30,    Pro Forma     Pro Forma      Pro Forma    Acquisitions
                                           1996     1996(1)    Adjustments    Combined      Adjustments     Pro Forma
                                         --------   --------    ---------     ---------      ---------    ------------
Net service revenues ................   $ 36,776   $ 14,228   $   (952)(aa)   $ 50,052     $5,293 (jj)     $ 55,345
Operating costs, excluding
 interest, depreciation
 and amortization ...................     23,486      7,456     (1,066)(aa)     29,876      3,481 (jj)       33,357
Provision for uncollectible
 accounts receivable ................      1,762       --        1,762                        144 (jj)        1,906
Corporate general and
 administration .....................      3,433      1,877        140 (cc)      5,450        437 (jj)        5,887
Depreciation and
 amortization .......................      2,740      1,689       (270)(aa)      4,490        528 (jj)        5,017
                                                                  (322)(dd)
                                                                   882 (ee)
                                                                   (48)(ff)
                                                                  (182)(gg)
Transaction costs ...................       --          301       (301)(bb)
                                        --------   --------   --------        --------     ------          --------
  Operating income ..................      5,355      2,905        215           8,474             703        9,178
Interest expense ....................      1,288        910       (261)(aa)      1,936         48 (jj)        1,985
                                        --------   --------   --------        --------     ------          --------
Income from continuing
 operations before minority
 interest and taxes .................      4,067      1,995        476           6,538             655        7,193
Minority interest ...................         64        197        261             261
                                        --------   --------   --------        --------     ------          --------
Income from continuing
 operations before
 income taxes .......................      4,003      1,798        476           6,277             655        6,932
Income taxes ........................      1,099        579        190 (hh)      1,868        262 (jj)        2,130
                                        --------   --------   --------        --------     ------          --------
Income from continuing
 operations .........................   $  2,904   $  1,219   $    286        $  4,409     $       393     $  4,802
                                        ========   ========   ========        ========     ===========     ========
Earnings per share:
 Primary ............................   $   0.33   $   0.19                   $   0.33                     $   0.35
 Fully diluted ......................   $   0.31   $   0.19                   $   0.32                     $   0.34
                                        ========   ========                   ========                     ========
Weighted average shares
 outstanding ........................      8,835      6,440      4,428 (ii)     13,263        272 (kk)       13,535
                                        ========   ========   ========        ========     ===========     ========

- ----------
(1) As reclassifed to conform with the Company's presentation of financial information.

           See Accompanying Notes (aa) to (kk) to Unaudited Pro Forma
                       Combined Financial Statements

                            MEDICAL RESOURCES, INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

   The Historical Financial Statements

     The unaudited pro forma combined financial statements are presented for illustrative purposes only, giving effect to the NMR Acquisition and other historical acquisitions of Medical Resources and NMR, and therefore, are not necessarily indicative of the financial position or financial results that might have been achieved had the NMR Acquisition occurred as of an earlier date, nor are they necessarily indicative of the financial position or financial results which may occur in the future. The Unaudited Pro Forma Combined Balance Sheet has been presented assuming the NMR Acquisition occurred on June 30, 1996. Medical Resources' fiscal year end is December 31 and NMR's fiscal year end is March 31. Accordingly, the Unaudited Pro Forma Combined Statement of Operations been presented as if the NMR Acquisition and other historical acquisitions of Medical Resources had occurred on January 1, 1995 and as if the historical acquisitions of NMR had occurred on April 1, 1995. The Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1996 has been prepared on the basis that the NMR Acquisition and the other 1996 historical acquisitions of Medical Resources occurred as of January 1, 1996. The NMR Acquisition was accounted for under the purchase method of accounting, whereby the respective assets and liabilities of NMR are recorded at their estimated fair values. The total purchase cost of the transaction is estimated to be approximately $39,346,000 and the excess of the purchase cost over the estimated fair value of net assets acquired is estimated to be approximately $35,134,000.

     The Pro Forma Combined Statement of Operations for the fiscal year ended December 31, 1995 reflects the impact of historical acquisitions made by Medical Resources and NMR. Medical Resources' acquisitions of New England MRI ("NEM") and PCC Imaging, Inc. ("PCC"), which were effective on May 26, 1995 and June 19, 1995 respectively, and of MRI-CT, Inc. ("MRI-CT") on January 9, 1996, Nurse Care Plus, Inc. ("NurseCare") on January 12, 1996, Americare Imaging Centers, Inc. and MRI Associates of Tarpon Springs, Inc. (collectively known as "Americare") on April 19, 1996, Access Imaging Center, Inc. ("Access") on April 30, 1996 and We Care-Allied Health Care, Inc. ("We Care") on June 28, 1996, are reflected as if such acquisitions had occurred on January 1, 1995. NMR's acquisition of Morgan Medical Holdings, Inc. ("Morgan") and Central Diversey MRI Center, Inc. ("CD MRI"), which were effective on September 15, 1995 and January 1, 1996, respectively, are reflected as if these transactions had occurred on April 1, 1995.

     The Unaudited Pro Forma Combined Statement of Income for the Six Months Ended June 30, 1996 reflects the impact of historical acquisitions made by Medical Resources. Medical Resources' aforementioned acquisition of MRI-CT, NurseCare, Americare, Access and We Care are reflected as if these transactions had occurred on January 1, 1996.

     As mentioned, Medical Resources' fiscal year-end is December 31 and NMR's is March 31. As a result, the operating results for NMR for the three months ended March 31 have been included in the Pro Forma Combined Statement of Income for the fiscal year ended December 31, 1995 and the Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1996. Unaudited net service revenues and net income for this period were $6,960,000 and $630,000, respectively.

2. Revenue Recognition

     For Medical Resources' centers and those centers that NMR acquired (as opposed to developed, see next paragraph), revenues are recognized on an accrual basis as earned and consist of patient service revenues adjusted for contractual adjustments (net patient service revenue) allocated to Medical Resources and NMR under the terms of management agreements maintained. This revenue is derived from charges for patient services rendered in diagnostic imaging centers under the terms of certain payment arrangements with various third party payors, such charges are paid at less than Medical Resources' established rates.

     For the centers which NMR has developed, agreements have been entered into with physicians engaging in business as professional associations ("Physicians") pursuant to which NMR maintains and operates imaging systems in

                            MEDICAL RESOURCES, INC.

offices operated by the Physicians. The agreements have terms of up to six years and are renewable at NMR's option. Under the agreements, Physicians have agreed to be obligated to contract for radiological services at the centers and to sublease each facility. NMR is obligated to make necessary leasehold improvements, provide furniture and fixtures and perform certain administrative functions relating to the provisions of technical aspects of the centers' operations for which Physicians pay a quarterly fee composed of a fixed sum based on the cost of the respective imaging system installed, including the related financing costs, a charge per invoice processed and a charge based upon system usage for each NMR-installed imaging system in operation. These fees, net of a contractual allowance based upon Physicians ability to pay after Physicians have fulfilled their obligations under facility subleases and radiological service contracts as set forth above, constitute NMR's net revenue for sites developed by NMR.

     Medical Resources also recognizes revenue from temporary nurse staffing.

3. Earnings Per Share

     The Medical Resources and NMR Pro Forma earnings per share presented on the Unaudited Pro Forma Combined Statement of Operations has been calculated by dividing net income by the number of shares outstanding during the period, including the effect of the 4,456,455 shares of Medical Resources Common Stock issued in the NMR Acquisition. Pro Forma earnings per share for the year ended December 31, 1995 has been calculated assuming the 600,000 shares issued and 600,000 shares of Medical Resources Common Stock to be issued by Medical Resources in conjunction with the acquisition of NEM and the 194,113, 228,571 and 192,063 shares of Medical Resources Common Stock issued by Medical Resources in conjunction with the acquisition of MRI-CT, Americare and Access, respectively, were issued on January 1, 1995; and the 1,195,848 and 10,000 shares of NMR Common Stock issued by NMR for the acquisition of Morgan and CD MRI respectively, were issued on April 1, 1995. Pro Forma earnings per share for the Six Months Ended June 30, 1996 has been calculated assuming the 4,456,455 shares issued in the NMR Acquisition, the 194,113, 228,571 and 192,063 shares of Common Stock issued by Medical Resources in conjunction with the acquisition of MRI-CT, Americare and Access, respectively, were issued on January 1, 1996. The potential dilutive effect of warrants issued upon consummation of the NMR Acquisition and the conversion of all NMR options and warrants into Medical Resources options and warrants was taken into consideration in the pro forma earnings per share calculation.

                            MEDICAL RESOURCES, INC.

4. Pro Forma Adjustments

   Unaudited Pro Forma Combined Balance Sheet

(A) To reflect expenditure of estimated professional fees and other costs expected to be expended by Medical Resources and NMR relating to the NMR Acquisition, including investment banking, legal, accounting and appraisal fees.

         Medical Resources:
           Investment banking .........................   $265
           Fixed asset appraisal ......................     30
           Printing and mailing .......................     85
           Financial advisory .........................    175
           Accounting .................................    150
           Legal ......................................    200
                                                          ----
                                                                   $  905
         Cash disbursed as of June 30, 1996 ...........               149
                                                                   ------
                                                                      756
         NMR:
          Investment banking ..........................   $215
          Accounting ..................................     50
          Legal .......................................    150
                                                          ----
                                                                      415
         Cash disbursed as of June 30, 1996 ...........                 3
                                                                   ------
                                                                      412
                                                                   ------
         Estimated remaining NMR Acquisition related
           expenditures ...............................            $1,168
                                                                   ======

(B) To reflect lump sum cash payments to certain executives of NMR in consideration of the termination of existing employment agreements pursuant to terms of the NMR Acquisition. These payments were made in conjunction with the consummation of the NMR Acquisition.

(C) To adjust NMR's fixed assets to their estimated fair value based upon independent appraisals obtained by the Company.

(D)  To eliminate NMR's historical goodwill.

(E) To record the estimated goodwill and equity relating to the NMR Acquisition based upon a purchase price of approximately $39,346,000 calculated based on the issuance of 4,456,000 shares of Common Stock in exchange for the outstanding stock of NMR. For purposes of pro forma presentation, Common Stock was valued at $8.83 per share.

     NMR historical book value as of June 30, 1996              $ 21,648
     To reflect the expenditure of costs related to
      the NMR Acquisition                                           (412) (see (A))
     To reflect lump sum payments to certain executives
      of NMR                                                      (1,225) (see (B))
     To adjust fixed assets to appraised fair value               (2,908) (see (C))
     To remove historical goodwill                               (10,660) (see (D))
     To adjust the deferred tax asset, net                         1,409  (see (F))
     To adjust intangible and other assets                          (830) (see (G))
     To adjust accrued liabilities                                (2,054) (see (H))
                                                                --------
     Adjusted book value of NMR (net assets acquired)           $  4,968
                                                                ========
     Purchase price                                   $39,346
     Adjusted book value of NMR (net assets
       acquired)                                        4,968
                                                      -------
     Excess of purchase price over net assets
       acquired                                        34,378
     Capitalized NMR Acquisition costs                    905 (see (A))
                                                      -------
     Goodwill                                         $35,283
                                                      =======

                            MEDICAL RESOURCES, INC.

(F) To reflect the adjustment of pro forma combined deferred income tax assets and liabilities based upon the tax effect of adjustments (C) and (G) as follows:

                                  Medical
                                 Resources     NMR
                                  June 30,   June 30,  Pro Forma       Pro Forma
                                    1996       1996   Adjustments      Combined
                                  -------    -------  -----------      --------
Assets:
  Deferred income taxes .......   $ 3,136    $ 2,718                   $ 5,854
  Valuation allowance .........      (150)      --                        (150)
Liabilities:
  Deferred income taxes .......       101      2,808     (1,163)(1)      1,500
                                                           (246)(2)
                                  -------    -------    -------        -------
  Net deferred tax asset ......   $ 2,885    ($   90)   ($1,409)       $ 4,204
                                  =======    =======    =======        =======

- ----------
(1) To adjust NMR's deferred tax liability related to fixed assets for the tax effect impact, using 40%, of pro forma adjustment (C) to adjust NMR's fixed assets by $2,908,000.

(2) To adjust NMR's deferred tax liability related to an intangible asset for tax effect impact, using 40%, of the portion of pro forma adjustment (G) related to the adjustment of the book value of a joint venture/purchase option.

     For purposes of pro forma presentation, as of June 30, 1996, the tax effect of the combined company's future deductible amounts exceeds future taxable amounts, as defined under Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes", by approximately $4,204,000 and is reflected in the unaudited pro forma balance sheet as of March 31, 1996 as a component of other assets.

     As discussed in Note 10 to NMR's 1996 Consolidated Financial Statements, as of March 31, 1996, NMR had recorded deferred tax assets of $2,332,000 related to net operating loss carryforwards of $6,389,000. Utilization of certain of these net operating loss carryforwards is limited to $520,000 (pre tax effect) per year and could be limited further if there are future changes in the ownership of NMR. The NMR Acquisition may result in further limitations on the utilization of certain of these net operating loss carryforwards. Adjustments, if any are required, will be made within the allocation period permitted by APB No. 16.

(G) To eliminate NMR's joint venture option and to reflect the adjustment of other assets including deferred organizational costs and other miscellaneous assets for items that Medical Resources accounts for as period expenses.

          Joint venture/purchase option ................             $615
          Deferred organizational costs ................              108
          Miscellaneous other assets ...................              107
                                                                     ----
                                                                     $830
                                                                     ====

(H) To reflect liabilities that arise as a result of potential actions to be taken by Medical Resources following the NMR Acquisition as follows:

          Center closing costs (1) .....................           $1,565
          Accrual of corporate rent (2) ................              269
                                                                   ------
          Employee severance (3) .......................              220
                                                                   $2,054
                                                                   ======
     ----------
     (1) Represents liabilities assumed as of the consummation date in conjunction with the closing of the Elgin and Bel Air centers. The components of the costs are: $1,200,000 for the remaining facility rental terms; $100,000 for the removal of the equipment at the Bel Air facility; $200,000 to restore rental facilities to the condition required under the terms of the respective leases; and $65,000 for severance to involuntarily terminated employees. There can be no assurance that the cost of such closing will not be greater than the anticipated amount shown herein.
     (2) Represents the rental liability related to NMR's corporate office which is expected to be closed after the NMR Acquisition.
     (3) Represents the severance for employees at NMR's corporate office that are expected to be involuntarily terminated as a result of the NMR Acquisition.

                            MEDICAL RESOURCES, INC.

(I)  To eliminate NMR's historical stockholders' equity.

(J) To reclass amounts related to the expenditure of cash on acquisition costs from other assets to Goodwill(See (A)).

   Unaudited Pro Forma Combined Statement of Operations

     (a) To eliminate the operations of NMR's Bel Air and Elgin centers which Medical Resources expects it will close after the NMR Acquisition. The unaudited historical operating results of the centers to be closed are as follows:

                                                    For the year
                                                       ended
                                                   March 31, 1996
                                                     (unaudited)
                                                   --------------
     Revenue, net
      Bel Air ..............................           $1,706
      Elgin ................................               85
                                                       ------
                                                       $1,791
                                                       ======

     Operating costs
      Bel Air ..............................           $1,399
      Elgin ................................              355
                                                       ------
                                                       $1,754
                                                       ======

     Depreciation
      Bel Air ..............................           $  518
      Elgin ................................               14
                                                       ------
                                                       $  532
                                                       ======

     Interest
      Bel Air ..............................           $  514
      Elgin ................................                4
                                                       ------
                                                       $  518
                                                       ======

     (b) To reflect the increase in other income relating to the elimination of the losses at the Austin, Texas center (in which NMR owned a minority interest) which, for pro forma purposes, is assumed to have been disposed on January 1, 1995 (the center was closed on December 31, 1995).

     (c) To reflect the increase of corporate general and administrative expense resulting from non-competition and consulting agreements entered into in connection with the NMR Acquisition offset by the elimination of the related historical compensation.

     Executive compensation (1) ............           $ (468)
     Non-competition and consulting (2) ....              824
                                                       ------
     Net increase in corporate general
       and administrative ..................           $  356
                                                       ======

     ----------
     (1) Represents the elimination of the certain historical compensation as discussed above.

     (2) Represents the expenses to be incurred during the pro forma period presented relating to the non competition and consulting agreements entered into in connection with the NMR Acquisition.

     (d) To eliminate amortization expense relating to NMR's historical goodwill.

     (e) To reflect the amortization of the estimated $35,283,000 of goodwill that results from the NMR Acquisition using the straight-line method over 20 years.

     (f) To eliminate amortization expense relating to NMR's intangible assets adjusted in footnote (G).

                            MEDICAL RESOURCES, INC.

     (g) To reflect the decrease in depreciation of fixed assets (not including land) based upon adjustments to record the assets at the estimated fair value as determined by independent appraisal, depreciated over an estimated weighted average remaining useful life of eight years.

         Adjustment to decrease fixed assets to independent
           appraisal of fair value                              $ (2,908)
         Weighted average depreciable life (years)                     8
                                                                --------
         Pro forma decrease in depreciation expense             $   (364)
                                                                ========

     (h) To reflect the pro forma income taxes calculated at statutory rates.

     (i) To adjust weighted average shares outstanding for the shares issued in conjunction with the NMR Acquisition.

     (j) To reflect pro forma operating results for Medical Resources' acquisition of NEM on May 26, 1995, PCC on June 19, 1995, MRI-CT on January 9, 1996, NurseCare on January 12, 1996, Americare on April 19, Access on April 30, 1996 and We Care on June 28, 1996, as though the transactions were consummated on January 1, 1995.

     (k) To reflect pro forma operating results for NMR's acquisition of Morgan on September 15, 1995 and CD MRI on January 1, 1996 as though the transactions were consummated on April 1, 1995.

     (l) To reflect the pro forma effect of the shares issued in conjunction with the acquisitions noted in (j) on the weighted average of shares outstanding.

     (m) To reflect the pro forma effect of the shares issued in conjunction with the acquisition noted in (k) on the weighted average of shares outstanding. The shares were also adjusted for the 0.6875 Exchange Ratio.

   Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 1996

(aa) To eliminate the operations of NMR's Bel Air and Elgin centers which Medical Resources expects it will close. The unaudited historical operating results of the centers to be closed are as follows:

                                                          For the six
                                                          months ended
                                                         June 30, 1996
                                                          (unaudited)
                                                         -------------
     Revenue, net
      Bel Air ....................................          $  917
      Elgin ......................................              35
                                                            ------
                                                            $  952
                                                            ======

     Operating costs
      Bel Air ....................................          $  924
      Elgin ......................................             142
                                                            ------
                                                            $1,066
                                                            ======

     Depreciation
      Bel Air ....................................          $  260
      Elgin ......................................              10
                                                            ------
                                                            $  270
                                                            ======

     Interest
      Bel Air ....................................          $  259
      Elgin ......................................               2
                                                            ------
                                                            $  261
                                                            ======

(bb) To eliminate the NMR Acquisition transaction costs incurred and expensed by NMR.

                            MEDICAL RESOURCES, INC.

(cc) To reflect the increase of corporate general and administrative expense resulting from non-competition and consulting agreements entered into in connection with the NMR Acquisition offset by the elimination of the related historical compensation.

     Executive compensation(1) ...................................   $ (272)
     Non competition and consulting(2) ...........................      412
                                                                     ------
     Net increase in corporate general and administrative ........   $  140
                                                                     ======

     ----------
     (1) Represents the elimination of the certain historical compensation as discussed above.

     (2) Represents the expenses to be incurred during the pro forma period presented relating to the non competition and consulting agreements entered into in connection with the NMR Acquisition.

(dd) To eliminate amortization expense relating to NMR's historical goodwill.

(ee) To reflect the amortization of the estimated $35,283,000 of goodwill that results from the NMR Acquisition using the straight-line method over 20 years.

(ff) To eliminate amortization expense relating to NMR's intangible assets adjusted in footnote (G).

(gg) To reflect the decrease in depreciation of fixed assets (not including land) based upon adjustments to record the assets at the estimated fair value as determined by independent appraisal, depreciated over an estimated weighted average remaining useful life of eight years.

        Adjustment to decrease fixed assets to independent
          appraisal of fair value                               $ (2,908)
        Weighted average depreciable life (years)                      8
        Pro forma decrease in depreciation expense                  (364)
        Six months expense (half-year)                  (DIVIDED)      2
                                                                --------
        Pro forma quarterly decrease in depreciation expense    $   (182)
                                                                ========

(hh) To reflect the pro forma income taxes calculated at statutory rates.

(ii) To adjust weighted average shares outstanding for the shares issued in conjunction with the NMR Acquisition.

(jj) To reflect pro forma operating results for Medical Resources' acquisition of MRI-CT on January 9, 1996, NurseCare on January 12, 1996, Americare on April 19, 1996, Access on April 30, 1996 and We Care on June 28, 1996, as though the transactions were consummated on January 1, 1996.

(kk) To reflect the pro forma effect of the shares issued in conjunction with the acquisitions noted in (jj) on the weighted average of shares outstanding.

          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    MEDICAL RESOURCES, INC.


                    By: /s/ STEPHEN M. DAVIS
                    Name:  Stephen M. Davis
                    Title: Secretary


Dated: September 30, 1996